                               EXHIBIT 10.8

GUARANTY

(Corporate)

New York, New York March 5, 2010

FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by Agent and Lenders (as those terms are defined below) to or for the account of Presstek, Inc. (“PI” and together with each other Person which becomes a Borrower under the Loan Agreement (as defined below), each a “Borrower” and collectively, “Borrowers”) from time to time and at any time and for other good and valuable consideration, and to induce Agent and Lenders to make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Agent and Lenders may deem advisable, the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as “Guarantor” or “the undersigned”) unconditionally guaranties to Agent, Lenders, their successors, endorsees and assigns, the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Borrowers to Agent and Lenders and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which any Borrower or one or more parties and any Borrower is or may become liable to Agent and Lenders, whether incurred by any Borrower as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by Agent and Lenders, arising under, out of, or in connection with that certain Revolving Credit and Security Agreement dated as of the date hereof among Borrowers, the financial institutions named therein or which hereafter become a party thereto (each a “Lender” and collectively, “Lenders”) and PNC Bank, National Association, as agent for Lenders (in such capacity, “Agent”) (as amended, modified, restated or supplemented from time to time, the “Loan Agreement”) or any documents, instruments or agreements relating to or executed in connection with the Loan Agreement or any documents, instruments or agreements referred to therein (together with the Loan Agreement, as each may be amended, modified, restated or supplemented from time to time, the “Loan Documents”) (all of which are herein collectively referred to as the “Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Borrower under Title 11, United States Code, including, without limitation, obligations or indebtedness of Borrowers for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.  Capitalized terms used herein which are not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

In furtherance of the foregoing, the undersigned hereby agrees as follows:

1. No Impairment.  Agent and Lenders may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, and may also make any agreement with any Borrower or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement among Agent and/or Lenders and any Borrower or any such other party or person, or make any election of rights Agent and/or Lenders may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty.  This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of any Borrower, or any change in the composition, nature, personnel or location of any Borrower and shall extend to any successor entity to such Borrower, including a debtor in possession or the like under any Insolvency Law.

2. Guaranty Absolute.  The undersigned guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Agreement and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Borrowers with respect thereto.  Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that Borrowers will contract additional indebtedness for which Guarantor may be liable hereunder after Borrowers’ financial condition or ability to pay their lawful debts when they fall due has deteriorated, whether or not Borrowers have properly authorized incurring such additional indebtedness.  The undersigned acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Borrowers, have been made by Agent or Lenders to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Borrowers shall be governed solely by the provisions of the Loan Agreement.  The liability of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Loan Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Loan Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Agent or Lenders or their assignees or any acceptance thereof or any release of any security by Agent or Lenders or their assignees, (d) any limitation on any party’s liability or obligation under the Loan Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned.  Any amounts due from the undersigned to Agent or Lenders shall bear interest until such amounts are paid in full at the Default Rate then applicable to the Obligations.  Obligations include post-petition interest whether or not allowed or allowable.

3. Waivers.

(a) This Guaranty is a guaranty of payment and not of collection.  Neither Agent nor Lenders shall be under any obligation to institute suit, exercise rights or remedies or take any other action against any Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and Guarantor hereby waives any and all rights which the undersigned may have by statute or otherwise which would require Agent or Lenders to do any of the foregoing.  Guarantor further consents and agrees that Agent and Lenders shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Obligations.  The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between and among Agent, Lenders, any Borrower and/or the undersigned with respect to the undersigned’s obligations under this Guaranty, or which any Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

(b) The undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in any Borrower’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

(c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Agent or any Lender, the undersigned shall not be entitled to be subrogated to any of the rights of Lenders against any Borrower or against any collateral or guarantee or right of offset held by Lenders for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from any Borrower in respect of payments made by the undersigned hereunder, until all amounts owing to Agent and Lenders by Borrowers on account of the Obligations are paid in full and the Loan Agreement has been terminated.  If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Loan Agreement shall not have been terminated, such amount shall be held by the undersigned in trust for Agent and Lenders, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Agent in the exact form received by the undersigned (duly endorsed by the undersigned to Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Agent and Lenders may determine, subject to the provisions of the Loan Agreement.  Any and all present and future debts and obligations of any Borrower to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of Borrowers to Agent and Lenders.

4. Security.  All sums at any time to the credit of the undersigned and any property of the undersigned in Agent’s or any Lender’s possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Agent or any Lender (each such entity, an “Affiliate”) shall be deemed held by Agent, such Lender or such Affiliate, as the case may be, as security for any and all of the undersigned’s obligations to Agent and Lenders and to any Affiliate of Agent and Lenders, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

5. Representations and Warranties.  The undersigned hereby represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Loan Agreement has been irrevocably terminated), that:

(a) Corporate Status.  The undersigned is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

(b) Authority and Execution.  The undersigned has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate and legal action to authorize the execution, delivery and performance of this Guaranty.

(c) Legal, Valid and Binding Character.  This Guaranty constitutes the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law.

(d) Violations.  The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to the undersigned or any material contract, agreement or instrument to which the undersigned is a party or by which the undersigned or any property of the undersigned is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Agent and Lenders on any of the property or assets of the undersigned pursuant to the provisions of any of the foregoing.

(e) Consents or Approvals.  No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

(f) Litigation.  No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best knowledge of the undersigned, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting the undersigned, or any property or assets of the undersigned, which, if adversely determined, would have Material Adverse Effect.

(g) Financial Benefit. The undersigned has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Loan Agreement or other Obligation incurred by Borrowers to Agent and Lenders.

The foregoing representations and warranties shall be deemed to have been made by the undersigned on the date of each borrowing by any Borrower under the Loan Agreement on and as of such date of such borrowing as though made hereunder on and as of such date.

6. Acceleration.  Upon the occurrence and continuance of an Event of Default or any breach of any representation or warranty hereunder, Agent may, at its option, declare the Obligations due and payable.  The undersigned will promptly notify Agent of any default by the undersigned in the performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause an Event of Default under the Loan Agreement.

7. Payments from Guarantor.  Agent, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantor, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

8. Costs.  The undersigned shall pay on demand, all costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Agent and Lenders hereunder.

9. Termination.  This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned’s successors and assigns, until all of the Obligations have been paid in full and the Loan Agreement has been irrevocably terminated.  If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the undersigned under this Guaranty.

10. Recapture.  Anything in this Guaranty to the contrary notwithstanding, if Agent or any Lender receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Agent and Lenders, the undersigned’s obligations to Agent and Lenders shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Agent and Lenders, which payment shall be due on demand.

11. Books and Records.  The books and records of Agent and Lenders showing the account among Agent, Lenders and Borrowers shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

12. No Waiver.  No failure on the part of Agent or Lenders to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Agent of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power.  Each and every right, remedy and power hereby granted to Agent or Lenders or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Agent or Lenders at any time and from time to time.

13. Waiver of Jury Trial.  THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND THE UNDERSIGNED HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT AGENT AND/OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE UNDERSIGNED TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

14. Governing Law; Jurisdiction; Amendments.  THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.  ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST THE UNDERSIGNED WITH RESPECT TO ANY OF THE OBLIGATIONS, THIS GUARANTY, THE OTHER DOCUMENTS OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE UNDERSIGNED ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.  THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE UNDERSIGNED AT ITS ADDRESS SET FORTH BENEATH THE SIGNATURE OF THE UNDERSIGNED AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE MAILS OF THE UNITED STATES OF AMERICA, OR, AT THE AGENT’S OPTION, BY SERVICE UPON THE UNDERSIGNED.  NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE UNDERSIGNED IN THE COURTS OF ANY OTHER JURISDICTION.  THE UNDERSIGNED WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.  THE UNDERSIGNED WAIVES THE RIGHT TO REMOVE ANY JUDICIAL PROCEEDING BROUGHT AGAINST IT IN ANY STATE COURT TO ANY FEDERAL COURT.  ANY JUDICIAL PROCEEDING BY THE UNDERSIGNED AGAINST AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS GUARANTY OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.

15. Severability.  To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16. Amendments, Waivers.  No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned and Agent.

17. Notice.  All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) four (4) days after being deposited with the United States Postal Service, with first class postage prepaid, return receipt requested, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

18. Successors.  Subject to Section 16.3 of the Loan Agreement, Agent and Lenders may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations.  Without limiting the generality of the foregoing, Agent and Lenders may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations in accordance with Section 16.3 of the Loan Agreement.  Agent may, from time to time, without notice to the undersigned, sell, transfer or otherwise dispose of its rights under this Guaranty.  In each such event, Agent, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right.

19. Release.  Nothing except cash payment in full of the Obligations shall release the undersigned from liability under this Guaranty.

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IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this 5th day of March, 2010.

PRESSTEK OVERSEAS CORP.

By:           /S/ James Van Horn
Name: James Van Horn
Title: Secretary

Address:

c/o Presstek, Inc.
10 Glenview Street
Greenwich, CT 06831
Attention:                      James R. Van Horn
Telephone:                      203-769-8032
Facsimile:                      203-769-8099

STATE OF CONNECTICUT                                                      )
): ss.:
COUNTY OF FAIRFIELD                                                      )

On the 4th day of March, 2010, before me personally came James Van Horn to me known, who being by me duly sworn, did depose and say s/he is the Secretary of Presstek Overseas Corp., the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

/S/ Christopher J. Lutzo
Notary Public
My Commission Expires 1/31/2015